DELAWARE POOLED® TRUST

The Real Estate Investment Trust Portfolio II (the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated February 28, 2014

On Aug. 20, 2014, the Board of Trustees of Delaware Pooled Trust (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution are expected to take effect approximately sixty (60) days after the date of this Supplement. As necessary, the Portfolio may convert its portfolio securities to cash or cash equivalents prior to the liquidation date in an effort to prevent concentration or diversification issues or as otherwise deemed in the best interests of the Portfolio.

As a result of the decision to pursue liquidation and dissolution of the Portfolio, the Portfolio will be closed to new investors and all sales efforts will cease as of the date of this Supplement. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the liquidation date.

Until the liquidation of the Portfolio, shareholders of the Portfolio will have the opportunity to exchange their shares into another Delaware Investments® fund or open an institutional account managed by an affiliate of the investment manager, Delaware Management Company. If a shareholder does not opt to exchange his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Portfolio.

The following is inserted immediately after the section entitled, “Portfolio summary: The Real Estate Investment Trust Portfolio II”:

The Portfolio is closed to new investors.

The following paragraph is inserted at the beginning of the section entitled, “Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries – Purchase and redemption of Portfolio shares”.

The Core Focus Fixed Income Portfolio and The Real Estate Investment Trust Portfolio II are closed to new investors. Existing shareholders of the Portfolios may continue to purchase shares.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2014.